SCHEDULE 14A INFORMATION
                                 (RULE 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO. ___)

Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]Preliminary Proxy Statement                 [ ]Confidential, for Use of the
[x]Definitive Proxy Statement                     Commission Only (as permitted
[ ]Definitive Additional Materials                by Rule 14a-6(e)(2))
[ ]Soliciting Material Under Rule 14a-12

                          COOPERATIVE BANKSHARES, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charger)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment  of Filing Fee (Check the appropriate box):
[x]   No fee required.
[ ]   Fee  computed on table below per  Exchange  Act Rules  14a-6(i)(1)  and
      0-11.

      1.  Title of each class of securities to which transaction applies:

         -----------------------------------------------------------------------

      2. Aggregate number of securities to which transaction applies:

         -----------------------------------------------------------------------

      3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

         -----------------------------------------------------------------------

      4. Proposed maximum aggregate value of transaction:

         -----------------------------------------------------------------------

      5. Total fee paid:

         -----------------------------------------------------------------------

[ ]   Fee paid previously with preliminary materials:___________________________
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1. Amount Previously Paid:

         -----------------------------------------------------------------------

      2. Form, Schedule or Registration Statement No.:

         -----------------------------------------------------------------------

      3. Filing Party:

         -----------------------------------------------------------------------

      4. Date Filed:

         -----------------------------------------------------------------------

                                 March 20, 2001




Dear Stockholder:

         We invite you to attend the Annual Meeting of Stockholders of Cooperative Bankshares, Inc. (the "Company") to be held at the Four Points Hotel by Sheraton, 5032 Market Street, Wilmington, North Carolina, on Friday, April 27, 2001 at 11:00 a.m.

         The attached Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted at the meeting. During the meeting, we will also report on the operations of the Company. Directors and officers of the Company as well as representatives of KPMG LLP, the Company's independent auditors, will be present to respond to any questions the stockholders may have.

         ON BEHALF OF THE BOARD OF DIRECTORS, WE URGE YOU TO SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD AS SOON AS POSSIBLE EVEN IF YOU CURRENTLY PLAN TO ATTEND THE ANNUAL MEETING. This will not prevent you from voting in person but will assure that your vote is counted if you are unable to attend the meeting. Your vote is important, regardless of the number of shares you own.

                                   Sincerely,



                                   Frederick Willetts, III
                                   President and Chief
                                   Executive Officer

--------------------------------------------------------------------------------

                          COOPERATIVE BANKSHARES, INC.
                                201 MARKET STREET
                        WILMINGTON, NORTH CAROLINA 28401
                                 (910) 343-0181

--------------------------------------------------------------------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON APRIL 27, 2001
--------------------------------------------------------------------------------

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Meeting") of Cooperative Bankshares, Inc. (the "Company") will be held at Four Points Hotel by Sheraton, 5032 Market Street, Wilmington, North Carolina, on Friday, April 27, 2001 at 11:00 a.m.

     A Proxy Card and a Proxy Statement for the Meeting are enclosed.

     The Meeting is for the purpose of considering and acting upon:

          1. The election of three directors of the Company for three year terms; and

          2. The transaction of such other matters as may properly come before the Meeting or any adjournments thereof.

     The Board of Directors is not aware of any other business to come before the Meeting.

     Any action may be taken on any of the foregoing proposals at the Meeting on the date specified above or on any date or dates to which, by original or later adjournment, the Meeting may be adjourned. Stockholders of record at the close of business on March 7, 2001 are the stockholders entitled to vote at the Meeting and any adjournments thereof.

     You are requested to fill in and sign the enclosed form of proxy which is solicited by the Board of Directors and to mail it promptly in the enclosed envelope. The proxy will not be used if you attend and vote at the Meeting in person.

                                       BY ORDER OF THE BOARD OF DIRECTORS



                                       Linda B. Garland
                                       Vice President and Secretary
Wilmington, North Carolina
March 20, 2001

--------------------------------------------------------------------------------
IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO ENSURE A QUORUM. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 PROXY STATEMENT
                                       OF
                          COOPERATIVE BANKSHARES, INC.
                                201 MARKET STREET
                        WILMINGTON, NORTH CAROLINA 28401

                         ANNUAL MEETING OF STOCKHOLDERS
                                 APRIL 27, 2001
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                     GENERAL
--------------------------------------------------------------------------------

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Cooperative Bankshares, Inc. (the
"Company"), holding company for Cooperative Bank for Savings, Inc., SSB ("Cooperative Bank") to be used at the Annual Meeting of Stockholders of the Company (the "Meeting") which will be held at the Four Points Hotel by Sheraton, 5032 Market Street, Wilmington, North Carolina, on Friday, April 27, 2001 at 11:00 a.m. The accompanying Notice of Annual Meeting and this Proxy Statement are being first mailed to stockholders on or about March 21, 2001.


--------------------------------------------------------------------------------
                       VOTING AND REVOCABILITY OF PROXIES
--------------------------------------------------------------------------------

     Proxies solicited by the Board of Directors of the Company will be voted in accordance with the directions given therein. WHERE NO INSTRUCTIONS ARE INDICATED, PROXIES WILL BE VOTED FOR THE NOMINEES FOR DIRECTORS SET FORTH BELOW. The Bylaws of the Company provide that in the absence of stockholder direction, a stockholder's proxy shall be voted as determined by a majority of the Board of Directors. The proxy confers discretionary authority on the persons named therein to vote with respect to the election of any person as a director where the nominee is unable to serve or for good cause will not serve, and matters incident to the conduct of the Meeting.

     Stockholders who execute proxies retain the right to revoke them at any time. Unless so revoked, the shares represented by such proxies will be voted at the Meeting and all adjournments thereof. Proxies may be revoked by written notice to Linda B. Garland, Secretary of the Company, at the address shown above, by filing of a later dated proxy prior to a vote being taken on a particular proposal at the Meeting, or by attending the Meeting and voting in person.


--------------------------------------------------------------------------------
                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF
--------------------------------------------------------------------------------

     The securities entitled to vote at the Meeting consist of the Company's common stock, par value $1.00 per share (the "Common Stock"). Stockholders of record as of the close of business on March 7, 2001 (the "Record Date") are entitled to one vote for each share of Common Stock then held. As of the Record Date, the Company had 2,800,975 shares of Common Stock issued and outstanding. The presence, in person or by proxy, of at least a majority of the total number of shares of Common Stock outstanding and entitled to vote will be necessary to constitute a quorum at the Meeting.

     Persons and groups owning in excess of 5% of the Common Stock are required to file certain reports regarding such ownership pursuant to the Securities Exchange Act of 1934, as amended (the "1934 Act"). The following table sets forth, as of the Record Date, certain information as to the Common Stock beneficially owned by persons owning in excess of 5% of the Common Stock, by each of the executive officers named in the Summary Compensation Table on page 10, and by all executive officers and directors of the Company as a group. Management knows of no person, except as listed below, who owned more than 5% of the Company's outstanding shares of the Common Stock as of the Record Date.


                                                           AMOUNT AND               PERCENT OF
                                                            NATURE OF                SHARES OF
NAME AND ADDRESS                                           BENEFICIAL               COMMON STOCK
OF BENEFICIAL OWNER                                       OWNERSHIP (1)             OUTSTANDING
-------------------                                       -------------             ------------
Frederick Willetts, III
201 Market Street
Wilmington, North Carolina  28401                          244,946   (2)               8.7%

O.C. Burrell, Jr.
201 Market Street
Wilmington, North Carolina  28401                           42,295   (3)               1.5%

Edward E. Maready
201 Market Street
Wilmington, North Carolina  28401                           58,291   (4)               2.1%

Jeffrey L. Gendell
200 Park Avenue
New York, New York  10166                                  173,600                     6.2%

All executive officers and directors
 as a group (11 persons)                                   513,344   (5)              18.3%

___________
(1) Includes stock held in joint tenancy; stock owned as tenants in common; stock owned or held by a spouse or other member of the individual's household; stock allocated through an employee benefit plan of the Company; stock subject to options exercisable within 60 days; and stock owned by businesses in which the officer or director is an officer or major stockholder, or as a custodian or trustee, or by spouses as a custodian or trustee, over which shares such officer or director effectively exercises sole or shared voting and/or investment power, unless otherwise indicated.
(2) Includes 9,000 shares which Mr. Willetts has the right to purchase pursuant to the exercise of stock options under the 1990 and 1998 Option Plans and 16,830 shares allocated to Mr. Willetts' account under the Cooperative Bank for Savings, Inc., SSB Employee Stock Ownership - 401(k) Supplemental Retirement Plan (the "401(k)"). Also includes shares of Common Stock owned by Mr. Willetts' spouse and minor children, as well as shares held in various family trusts of which Mr. Willetts serves as a trustee.
(3) Includes 19,019 shares which Mr. Burrell has the right to purchase pursuant to the exercise of stock options under the 1990 and 1998 Option Plans and 8,006 shares allocated to Mr. Burrell's account under the 401(k).
(4) Includes 10,155 shares which Mr. Maready has the right to purchase pursuant to the exercise of stock options under the 1990 and 1998 Option Plans and 11,500 shares allocated to Mr. Maready's account under the 401(k). Mr. Maready retired effective December 31, 2000.
(5) Includes 107,791 shares which officers and directors as a group have the right to purchase pursuant to the exercise of stock options under the 1990 and 1998 Option Plans and 36,153 shares allocated to executive officers under the 401(k). Shares held by the 401(k) have been counted only once in the computation of ownership by all officers and directors as a group. Since Mr. Maready retired prior to the Record Date his share ownership is not included in this figure.


--------------------------------------------------------------------------------
                       PROPOSAL I -- ELECTION OF DIRECTORS
--------------------------------------------------------------------------------

     The Company's Board of Directors is currently composed of eight members. Pursuant to the Company's Articles of Incorporation, the Board of Directors is divided into three classes which shall be as nearly equal in number as possible. The terms of only one class of directors expires at each annual meeting. The Company's Articles of Incorporation generally provide that directors are to be elected for terms of three years and until their successors are elected and qualified.

     Three directors will be elected at the Meeting to serve for a three-year period, and until their respective successors have been elected and qualified. The Board of Directors has nominated to serve as directors James D.

Hundley, M.D., O. Richard Wright, Jr. and Russell M. Carter for three year terms. Mr. Hundley and Mr. Wright are currently members of the Board. Mr. Carter was appointed on February 15, 2001. It is intended that the persons named in the proxies solicited by the Board will vote for the election of the named nominees. If any nominee is unable to serve, the shares represented by all valid proxies which have not been revoked will be voted for the election of such substitute as the Board of Directors may recommend. At this time, the Board knows of no reason why any nominee might be unavailable to serve.

     Under the Company's Bylaws, directors shall be elected by a majority of those votes cast by stockholders at the Meeting. Votes which are not cast at the Meeting, either because of abstentions or broker non-votes, are not considered in determining the number of votes which have been cast for or against the election of a nominee.

     The following table sets forth the names of the Board of Directors' nominees for election as directors and of those directors who will continue to serve as such after the Meeting. Also set forth is certain other information with respect to each person's age, the year he first became a director of Cooperative Bank, the expiration of his term as a director, and the number and percentage of shares of the Common Stock beneficially owned. With the exception of Mr. Rippy, who was appointed in 1997, and Mr. Carter, all of the individuals were initially appointed as directors of the Company in connection with the Company's incorporation in April 1994.

                                                                                      SHARES OF
                                                YEAR FIRST                          COMMON STOCK
                               AGE AT           ELECTED AS           CURRENT        BENEFICIALLY
                            DECEMBER 31,        DIRECTOR OF           TERM            OWNED AT          PERCENT
       NAME                     2000         COOPERATIVE BANK       TO EXPIRE     MARCH 7, 2001 (1)    OF CLASS
       ----                   --------       ----------------       ---------     -----------------    --------

                    BOARD NOMINEES FOR TERM TO EXPIRE IN 2004

James D. Hundley, M.D.           59                 1990              2001              40,141  (2)         1.5%
O. Richard Wright, Jr.           56                 1992              2001              64,400  (2)         2.3%
Russell M. Carter (3)            51                 2001              2001              13,000  (2)          .5%

                         DIRECTORS CONTINUING IN OFFICE

Paul G. Burton                   65                 1992              2002              22,367  (2)          .8%
H. Thompson King, III            58                 1990              2002              23,239  (2)          .8%
R. Allen Rippy                   49                 1997              2002              20,524  (2)          .7%
Frederick Willetts, III          51                 1976              2003             244,946  (4)         8.7%
F. Peter Fensel, Jr.             51                 1990              2003              24,229  (2)          .9%

______________
(1) Includes stock held in joint tenancy; stock owned as tenants in common; stock owned or held by a spouse or other member of the individual's household; stock allocated through an employee benefit plan of the Company; stock subject to options exercisable within 60 days; and stock owned by businesses in which the director is an officer or major stockholder, or as a custodian or trustee, or by spouses as a custodian or trustee, over which shares the director effectively exercises sole or shared voting and/or investment power, unless otherwise indicated.
(2)  Includes 10,000,  11,424,  10,000, 11,424, 15,424, 10,000 and 10,000 shares which Messrs. Hundley, Wright, Burton, King, Rippy, Fensel and Carter have the right to purchase pursuant to the exercise of stock options under the 1990 and 1998 Option Plans.
(3) Mr. Carter was appointed a director of the Company and Cooperative Bank on February 15, 2001. Under North Carolina law, directors appointed by the Board of Directors to fill a vacancy must stand for election at the next annual meeting of stockholders.
(4) Includes 9,000 shares which Mr. Willetts has the right to purchase pursuant to the exercise of stock options under the 1990 Option Plan and 16,830 shares allocated to Mr. Willetts' account under the 401(k). Also includes shares of Common Stock owned by Mr. Willetts' spouse and minor children, as well as shares held in various family trusts of which Mr. Willetts serves as a trustee.

     The principal occupation of each director of the Company for the last five years is set forth below.

     JAMES D. HUNDLEY, M.D. is the President of the Wilmington Orthopaedic Group; past president of the North Carolina Orthopaedic Association, the UNC Medical Alumni Association, the New Hanover-Pender Medical Society, the Cape Fear Academy Board of Trustees, and the Wilmington Rotary Club; past Chief of Staff of the New Hanover Regional Medical Center; past chairman of the New Hanover Public Library Advisory Board; and was Athletic Team Physician for the University of North Carolina at Wilmington for over twenty years. He is the director of the Rotary/Orthopaedic Crippled Children's Clinic, a member of the National Board for Certification of Orthopaedic Physician Assistants, and a member of the N.C. Osteoporosis Prevention Task Force. He is Clinical Assistant Professor in Orthopaedics at UNC Hospitals in Chapel Hill and adjunct professor at UNC-Wilmington. He received a Distinguished Service Award form the UNC Medical Alumni Association in May of 2000 and was an invited Orthopaedic Visiting Professor in January of 2001. Dr. Hundley was listed in the BEST DOCTORS IN AMERICA, SOUTHEAST REGION 1996-1997 and again in 1998-1999.

     H. THOMPSON KING, III was named President of Hanover Iron Works, Inc. in 1982. He joined the firm in 1973, representing a fourth generation succession of the founders of the company. He holds an undergraduate degree in Economics from North Carolina State University and a Masters Business Administration degree from the University of North Carolina at Chapel Hill. Hanover Iron Works, Inc. specializes in metal fabrication, roofing, heating and air conditioning. Mr. King is a native of Wilmington, North Carolina. He is a member of the Wilmington Rotary Club. He has served as President of Carolina Roofing and Sheet Metal Contractors Association, the New Hanover County Airport Authority and was Vice President of the Wilmington Chamber of Commerce.

     RUSSELL M. CARTER is President of Atlantic Corporation, a converter and distributor of industrial paper and packaging materials, with facilities in Tabor City, Wilmington, Greensboro, Charlotte, Asheville, Hickory, High Point, and Greenville, South Carolina. He has managed Atlantic for the past 25 years as the company has grown from 30 employees to 400. Mr. Carter has served on numerous civic and community boards including United Carolina Bank Holding Company and BB&T North Carolina Board. He served as President of Cape Fear Academy and the Boy Scouts Executive Committee. He currently serves as Treasurer of the Wilmington Industrial Development Committee (Committee of 100), is on the Board of Visitors for UNC-Chapel Hill, and the Journalism School Board of Visitors and is an Elder in First Presbyterian Church of Wilmington.

     R. ALLEN RIPPY is managing partner of Rippy AutoPark Associates, LLC. He joined the family business in 1973 after graduating from the University of North Carolina at Chapel Hill. Mr. Rippy is a native of Wilmington. He has served on the Board of the North Carolina Automobile Dealers Association for six years, the Wilmington YMCA and the Cape Fear Academy. He has been very active with many charitable organizations in the Wilmington area through his business' "Caring and Sharing" Program which he founded. He has for many years been extremely active with the youth programs of his church.

     FREDERICK WILLETTS, III has been employed by the Bank since 1972 and has served as the Chief Executive Officer and President since June 1, 1991. He was named to the additional position of Chairman of the Board during 1998. Mr. Willetts is past Chairman of the North Carolina Bankers Association and is on the Board of Directors of America's Community Bankers. He has served on the Thrift Institutions Advisory Council to the Federal Reserve Board, as President of the Southeastern Conference of the U.S. Savings and Loan League, the Greater Wilmington Chamber of Commerce, the Foundation of the Episcopal Diocese of East Carolina, Vice Chairman of the Foundation of the University of North Carolina at Wilmington and as President of Wilmington Industrial Development (Committee of
100). He also currently serves on the Vestry of St. James Church. Mr. Willetts was the recipient of the New Hanover Distinguished Service Award in 1987, the "Five Outstanding Young North Carolinians" Award in 1988, the Glen Troop Award for outstanding public service to the thrift industry in 1990 and the Wilmington Good Citizenship Award in 1994.

     O. RICHARD WRIGHT, JR. is the senior partner in the law firm of McGougan, Wright, Worley, Harper and Bullard, established in Tabor City, North Carolina in 1932, and has been associated with the firm since 1971. Mr. Wright is the owner of Flat Bay Farms and is co-owner of residential and commercial rental property firms known as WSIC and FBIC. He and his wife, Jenny McKinnon Wright, also own the River Inn located at 314 South Front Street in Wilmington. Mr. Wright served in the North Carolina House of Representatives for seven terms during the years 1974 to 1988. He serves on the Board of Directors of a number of civic and community organizations including the Tabor City Committee of 100, the Southeastern Community College Foundation, the Lewis A. Sikes Foundation, the Olive Battle Wright Scholarship Foundation, the Columbus County Committee of 100, the North Carolina Retail Merchants Association, the University of North Carolina General Alumni Association and the Cape Fear Council Boy Scouts of America. Mr. Wright has served as President of the Law Alumni Association of the University of North Carolina at Chapel Hill, as President of the Tabor City Civitan Club and as President of the Southeastern Genealogical Society. He is now serving as President of the Southeastern Community College Foundation. In January 2000 he was named Outstanding Citizen of the Year by the Greater Tabor City Chamber of Commerce

     PAUL G. BURTON is President of Burton Steel Company of Wilmington, North Carolina. He is a native of Wilmington and a graduate of North Carolina State University. Mr. Burton is active in the National Society of Professional Engineers. He is a past President of the North Carolina Azalea Festival. He has served on the Governor's Board for Travel and Tourism, the Mayor's Task Force on Economic Development, the North Carolina Ports Railway Commission and the Wilmington Industrial Development Commission.

     F. PETER FENSEL, JR. is President of F. P. Fensel Supply Company in Wilmington, North Carolina. He has served as President of the North Carolina Azalea Festival, the Cape Fear Sertoma Club, Wilmington Industrial Development and the Brigade Boys Club. He was Vice President of the Greater Wilmington Chamber of Commerce and has served as a board member of Plantation Village and the Cape Fear Area United Way. He currently serves as a board member of the Historic Wilmington Foundation and the Foundation of the University of North Carolina at Wilmington.

--------------------------------------------------------------------------------
                MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS
--------------------------------------------------------------------------------

     The Board of Directors of the Company conducts business through meetings of the Board and of its committees. During the fiscal year ended December 31, 2000, the Board of Directors held 14 meetings. No director attended fewer than 75% of the total meetings of the Board of Directors and committee meetings on which such Board member served during this period.

     The Company's Audit Committee consists of Directors Rippy, King and Fensel. All members of the Audit Committee are deemed to be independent within the meaning of Rule 4200(a)(15) of the National Association of Securities Dealers' listing standards. This committee meets periodically on call by the Internal Auditor for the purpose of reviewing the activities and findings of the Internal Audit Department. The Audit Committee has adopted a written charter, a copy of which is attached as Appendix A to this Proxy Statement. The Audit Committee met 8 times during the fiscal year ended December 31, 2000.

     The Personnel Committee, composed of Directors Hundley, Wright and Burton meets periodically for the purpose of reviewing compensation of all employees and officers and met 3 times during the fiscal year ended December 31, 2000 for this purpose.

     The full Board of Directors selects nominees for election as directors. The Company does not have a standing nominating committee.

--------------------------------------------------------------------------------
                             EXECUTIVE COMPENSATION
--------------------------------------------------------------------------------

BOARD PERSONNEL COMMITTEE REPORT ON EXECUTIVE COMPENSATION

         GENERAL. The function of administering the Company's executive compensation policies is currently performed by the Personnel Committee of the Board of Directors of Cooperative Bank (the "Committee"), which is composed entirely of outside directors. The Committee is responsible for developing and making recommendations to the Board concerning compensation paid to the Chief Executive Officer and each of the other executive officers, and for administering all aspects of the Company's executive compensation program, including employee benefit plans.

     The Committee makes its recommendations to the Board concerning executive compensation on the basis of its annual review and evaluation of the Company and Cooperative Bank's corporate performance and the compensation of its executive officers as compared with other companies similar in size and market capitalization.

     EXECUTIVE   COMPENSATION  PROGRAM.  The  Company's  executive  compensation program, which was developed with the objective of attracting and retaining highly qualified and motivated executives, and recognizing and rewarding outstanding performance, has the following components: (i) base salaries (subject to the terms of existing employment agreements), (ii) stock options, and (iii) miscellaneous other fringe benefits.

     Base salary increases are determined on the basis of a combination of cost of living and individual and corporate performance. During the year ended December 31, 2000, base salaries of executive officers were determined by a review of peer group compensation. The compensation survey results of the America's Community Bankers, survey results of the North Carolina Bankers Association and SNL Securities Executive Compensation Review were compared to salaries of the Company's executive officers. Peer groups were compared to the Company by asset range and geographic region. By comparison, salaries for the Bank's executive officers were on the low to average end of the range for comparable peer groups.

     COMPENSATION OF THE CHIEF EXECUTIVE OFFICER. The base salary of the Chief Executive Officer is established by the terms of the employment agreement entered into between Mr. Willetts and Cooperative Bank in 1991 (see "Employment and Severance Agreements" below). The Chief Executive Officer's base salary under the agreement was determined on the basis of the Committee's review and evaluation of the compensation of chief executives of other thrift companies similar in size and market capitalization to Cooperative Bank. The chief executive officer's salary is compared to the same survey results as those of the other executive officers. The geographic regions used for the surveys were North Carolina financial institutions and the South Atlantic states financial institutions. The survey asset range used by the America's Community Bankers was $300 to $500 million and the asset range used by the North Carolina Bankers Association was $200 million above. The asset range for the SNL Securities Executive Compensation Review was $250 million to $500 million with 54 institutions reporting. The number of institutions reporting data for the America's Community Bankers survey in the $300 to $500 million asset group was 75 and the number reporting for the South Atlantic region was 58. The number of institutions reporting for the North Carolina Bankers Association by assets in excess of $400 million was 9.

                                PERSONNEL COMMITTEE OF THE BOARD OF DIRECTORS Paul G. Burton
                                James D. Hundley, M.D.
                                O. Richard Wright, Jr.

     SUMMARY COMPENSATION TABLE. The following table sets forth the cash and noncash compensation for each of the last three fiscal years awarded to or earned by the Chief Executive Officer and the other executive officers whose salary and bonus exceeded $100,000 (each, a "Named Executive Officer"). Except as set forth below, no other executive officer received salary and bonuses in excess of $100,000 during the year ended December 31, 2000.

                                                                             LONG-TERM COMPENSATION
                                                                                     AWARDS
                                              ANNUAL COMPENSATION            -----------------------
NAME AND PRINCIPAL                         -------------------------               SECURITIES               ALL OTHER
    POSITION                     YEAR      SALARY              BONUS           UNDERLYING OPTIONS          COMPENSATION
------------------               ----      ------              -----         -----------------------       ------------
Frederick Willetts, III         2000      $ 180,000         $   35,000                 --                  $  25,200 (1)
  Chairman, President and       1999        180,000             35,000              9,000                     25,200 (1)
  Chief Executive Officer       1998        180,000             20,000                 --                     20,200 (1)

O.C. Burrell, Jr.               2000      $ 125,000         $   10,000              4,815                         --
 Chief Operating Officer        1999        125,000             25,000                 --                         --
                                1998        110,000             15,000                 --                         --

Edward E. Maready (2)           2000      $ 123,000         $       --             10,155                         --
 Senior Vice President          1999        116,000                 --                 --                         --
 and Treasurer                  1998        102,000                 --                 --                         --

__________
(1)      Represents directors' fees.
(2)      Retired December 31, 2000.

     OPTION GRANTS IN FISCAL YEAR 2000. The following table contains information concerning the grant of stock options during the year ended December 31, 2000 to the Named Executive Officers.

                                             PERCENT                                          POTENTIAL REALIZABLE
                                            OF TOTAL                                            VALUE AT ASSUMED
                             NUMBER OF       OPTIONS                                          ANNUAL RATES OF STOCK
                             SECURITIES    GRANTED TO                                          PRICE APPRECIATION
                             UNDERLYING     EMPLOYEES                                           FOR OPTION TERM (1)
                              OPTIONS       IN FISCAL      EXERCISE         EXPRIATION        ---------------------
NAME                          GRANTED         YEAR          PRICE              DATE               5%         10%
----                          -------      ----------       -----           ----------         ---------   --------
O.C. Burrell, Jr.              4,815         12.53%         $11.00           01/01/10         $33,309      $84,413
Edward E. Maready (2)          5,100         13.28%          11.00           01/01/10          35,281       89,409
                               5,055         13.16%           9.75           12/31/01           2,464        4,929

-----------------
(1) Represents the difference between the aggregate exercise price of the options and the aggregate value of the underlying Common Stock at the expiration date assuming the indicated annual rate of appreciation in the value of the Common Stock as of the respective date of grant.
(2) Mr. Maready retired effective December 31, 2000. Per the terms of the Company's 1998 Stock Option and Incentive Plan, upon retirement, options must be exercised within 12 months.

     AGGREGATED OPTION EXERCISES AND OPTION YEAR-END VALUE TABLE. The following table sets forth information regarding the number and value of options held by each of the Named Executive Officers at the end of 2000. Edward E. Maready exercised 28,744 option shares during the year ended December 31, 2000.


                                                                 NUMBER OF                 VALUE OF UNEXERCISED
                              SHARES                        UNEXERCISED OPTIONS            IN-THE-MONEY OPTIONS
                            ACQUIRED ON       VALUE         AT FISCAL YEAR-END              AT FISCAL YEAR-END
NAME                         EXERCISE       REALIZED   (ALL IMMEDIATELY EXERCISABLE) (ALL IMMEDIATELY EXERCISABLE)(1)
----                         --------       --------   ----------------------------- --------------------------------
Frederick Willetts, III         --             --                 80,414                         $558,817
O.C. Burrell, Jr.               --             --                 19,019                            --
Edward E. Maready             28,744        $214,861              10,155                            --

_____________
(1) Based on the difference between (i) the reported closing sale price per share on the Nasdaq National Market at fiscal year-end ($9.75 per share) and (ii) the option exercise price per share, as adjusted. For Mr. Burrell and Mr. Maready, the option exercise price exceeded the closing price per share at December 31, 2000.

     PENSION PLAN. The following table indicates the annual retirement benefit that would be payable under the plan upon retirement at age 65 to a participant electing to receive his retirement benefit in the standard form of benefit, assuming various specified levels of plan compensation and various specified years of credited service

     HIGH-5
                                                BENEFIT YEARS OF SERVICE
   AVERAGE               ------------------------------------------------------------------------------------
    SALARY                   5         10         15         20         25         30        35         40
    ------               --------   --------   --------   --------   --------   --------  --------   --------

    $  10,000            $   800    $  1,300   $  1,900   $  2,500   $  3,100   $  3,800  $   4,400  $  5,300
       30,000              1,900       3,800      5,600      7,500      9,400     11,300     13,100    15,800
       60,000              4,400       8,700     13,100     17,500     21,900     26,200     30,600    35,900
       90,000              7,000      14,000     21,000     28,000     35,000     42,000     49,000    56,900
      120,000              9,600      19,200     28,900     38,500     48,100     57,700     67,400    77,900
      150,000             12,200      24,500     36,700     49,000     61,200     73,500     85,700    98,900
      160,000             13,100      26,200     39,400     52,500     65,600     78,700     91,900   105,900
      170,000             14,000      28,000     42,000     56,000     70,000     84,000     98,000   112,900
      200,000             16,600      33,200     49,900     66,500     83,100     99,700    116,400   133,900
      230,000             19,200      38,500     57,700     77,000     96,200    115,500    134,700   154,900


     As of December 31, 2000, Messrs. Willetts, III, Burrell, Jr. and Maready had 28, eight and 22 years, respectively, of service under the Pension Plan.

     EMPLOYMENT AND SEVERANCE AGREEMENTS. Cooperative Bank maintains an employment agreement with Frederick Willetts, III, Chairman, President and Chief Executive Officer. The agreement has a term of five years, and provides for a current annual base salary of $180,000. The employment agreement provides for a salary review by the Board of Directors not less often than annually with increases to be made in the Board's sole discretion, and also provides for inclusion in any customary fringe benefits and vacation and sick leave. The agreement is terminable upon death, and is terminable by Cooperative Bank for "just cause" as defined in the agreement. If Cooperative Bank terminates Mr. Willetts' employment without just cause, he will be entitled to a continuation of his salary and other benefits from the date of termination through the remaining term of the agreement. Mr. Willetts is able to terminate his agreement by providing written notice to the Board of Directors.

     Mr. Willetts' employment agreement contains a provision stating that in the event of the voluntary or involuntary termination of employment in connection with, or within one year after, any change in control of the Company or Cooperative Bank, Mr. Willetts will be paid a sum equal to 2.99 times the average annual compensation he received during the five taxable years immediately prior to the date of change in control. "Control" generally refers to the ownership, holding or power to vote more than 25% of the Company's or Cooperative Bank's voting stock, the control of the election of a majority of directors or the exercise of a controlling influence over the management or policies of the Company or Cooperative Bank by any person or group.

     The Bank also maintains a severance agreement with O.C. Burrell, Jr., Chief Operating Officer of the Bank. This agreement provides that in the event of the involuntary termination of his employment with the Bank in connection with, or within one year after, any change in control of the Bank, he shall be paid an amount equal to 2.99 times the total cash compensation paid to him during the 12 month period preceding such termination. "Control" is defined in the same way as under Mr. Willetts' employment agreement. Mr. Burrell may also be entitled to receive the foregoing termination payment in the event of his voluntary termination of his employment in connection with a change of control under the following circumstances: (1) if he would be required to relocate outside the metropolitan area of Wilmington, North Carolina, (2) if in the organizational structure of the Bank he would be required to report to persons other than the President, (3) if the Bank fails to maintain employee benefit plans at pre-change in control levels, (4) if the officer would be assigned duties and responsibilities other than those normally associated with his position as Executive Vice President and Chief Operating Officer, and (5) if the officer's responsibilities or authority have in any way been diminished.

     The aggregate payment to Messrs. Willetts and Burrell, assuming the termination of employment or other triggering events under the foregoing circumstances at December 31, 2000, would be approximately $603,980 and $403,650, respectively. The Bank previously maintained a similar severance agreement with Edward Maready. In connection with his retirement effective December 31, 2000, this agreement with Mr. Maready was terminated.

     The provisions of these agreements may have the effect of discouraging a future takeover attempt in which stockholders of the Company otherwise might receive a premium for their shares over then-current market prices.


--------------------------------------------------------------------------------
                             DIRECTORS' COMPENSATION
--------------------------------------------------------------------------------

     Members of the Board of Directors and committees of the Board of Directors receive $1,100 per month. No additional fees are paid for committee membership or meetings. The Chairman of the Board receives an additional fee of $1,000 per month. New directors are eligible to receive stock options to purchase 10,000 shares under the 1998 Stock Option and Incentive Plan. During the year ended December 31, 2000 no options were granted to Directors.

--------------------------------------------------------------------------------
                       COMPARATIVE STOCK PERFORMANCE GRAPH
--------------------------------------------------------------------------------

     The graph and table which follow show the cumulative total return on the Common Stock of the Company for the five years ended December 31, 2000, compared with the cumulative total return of the NASDAQ Stock Market Index for U.S. Companies and the NASDAQ Bank Stocks Index over the same period. Cumulative total return on the stock or the index equals the total increase in value since January 1, 1995 assuming reinvestment of all dividends paid into the stock or the index, respectively.

              COMPARISON OF FIVE YEAR CUMULATIVE TOTAL SHAREHOLDER
                  RETURN* FOR THE COMPANY AND SELECTED INDICES



[Line graph appears here depicting the cumulative total shareholder return of $100 invested in the Common Stock as compared to $100 invested in all companies whose equity securities are traded on the NASDAQ Stock Market and banking companies traded on the NASDAQ market. Line graph plots the cumulative total return from December 1995 to December 2000. Plot points are provided below.]


* $100 INVESTED ON 12/31/95 in stock or index-including reinvestment of dividends. Fiscal Year Ending December 31.


                         12/95    12/96    12/97    12/98   12/99    12/00
                         ----------------------------------------------------
Cooperative Bankshares,
  Inc.                     100     98.78   239.02   115.85   107.32    97.73
NASDAQ Stock Market(U.S.)  100    123.04   150.69   212.51   394.92   237.62
NASDAQ Bank                100    132.04   221.06   219.64   211.14   241.08

                 Source:  Research Data Group, Inc.

--------------------------------------------------------------------------------
                             AUDIT COMMITTEE REPORT
--------------------------------------------------------------------------------

     The Audit Committee has reviewed and discussed the audited consolidated financial statements of the Company with management and KPMG LLP, the Company's independent auditors. In addition, the Audit Committee has discussed the matters required to be discussed under Statement on Auditing Standards No. 61 ("SAS 61"). In addition, the Audit Committee has received from KPMG LLP the written disclosures and the letter required to be delivered by KPMG LLP under Independence Standards Board Standard No. 1 ("ISB Standard No. 1") addressing all relationships between the auditors and the Company that might bear on the auditors' independence. The Audit Committee has reviewed the materials received from KPMG LLP and has met with representatives of KPMG LLP to discuss the independence of the auditing firm.

     The Audit Committee has reviewed the non-audit services currently provided by the Company's independent auditor and has considered whether the provision of such services is compatible with maintaining the independence of the Company's independent auditors.

     Based on the Audit Committee's review of the consolidated financial statements, its discussion with KPMG LLP regarding SAS 61, and the written materials provided by KPMG LLP under ISB Standard No. 1 and the related discussion with KPMG LLP of their independence, the Audit Committee has recommended to the Board of Directors that the audited consolidated financial statements of the Company be included in its Annual Report on Form 10-K for the year ended December 31, 2000, for filing with the Securities and Exchange Commission.

                                                             THE AUDIT COMMITTEE
                                                                  H. Allen Rippy
                                                           H. Thompson King, III
                                                            F. Peter Fensel, Jr.


--------------------------------------------------------------------------------
                    RELATIONSHIP WITH INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

     On September 21, 2000, the Board of Directors of the Company dismissed PricewaterhouseCoopers LLP, as its independent accountants. The decision was recommended by the Audit Committee of the Board of Directors and unanimously approved by the Board. The firm of KPMG LLP, Raleigh, North Carolina, was engaged to perform an audit of the Company's consolidated financial statements for the fiscal year ending December 31, 2000 and to provide other accounting services.

     PricewaterhouseCoopers LLP 's audit reports on the Company's financial statements as of and for the years ended December 31, 1999 and 1998, did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

     During the Company's two most recent fiscal years, and for the interim period through September 21, 2000, there were no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PricewaterhouseCoopers LLP, would have caused them to make reference thereto in their audit report.

     KPMG LLP served as the Company's independent certified public accountants for the fiscal year ended December 31, 2000. A representative of KPMG LLP is expected to be present at the Meeting to respond to appropriate questions and to make a statement, if so desired.

--------------------------------------------------------------------------------
               AUDIT AND OTHER FEES PAID TO INDEPENDENT ACCOUNTANT
--------------------------------------------------------------------------------

AUDIT FEES

     During the fiscal year ended December 31, 2000, the aggregate fees for professional services rendered by KPMG LLP for the audit of the Company's annual consolidated financial statements and the reviews of the condensed consolidated financial statements included in the Company's Quarterly Reports on Forms 10-Q filed during the fiscal year ended December 31, 2000 were $50,000.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

     The Company did not engage KPMG LLP to provide advice to the Company regarding financial information systems design and implementation during the fiscal year ended December 31, 2000.

ALL OTHER FEES

     For the fiscal year ended December 31, 2000, the aggregate fees paid for all other services rendered (other than audit services and financial information systems design and implementation services) by KPMG LLP were $10,000.


--------------------------------------------------------------------------------
                          TRANSACTIONS WITH MANAGEMENT
--------------------------------------------------------------------------------

     In the normal course of its business the Company makes loans to its directors and executive officers. Any such extension of credit must be made on substantially the same terms as, and following credit underwriting procedures that are not less stringent than, those prevailing at the time for comparable transactions with non-affiliated parties. Cooperative Bank will make executive officers extensions of credit with favorable features, such as reduced interest rates and reduced or waived fees, if the loan program is widely available to all other employees and does not give preference to executive officers over other employees.


--------------------------------------------------------------------------------
             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
--------------------------------------------------------------------------------

     Pursuant to regulations promulgated under the 1934 Act, the Company's officers, directors and persons who own more than ten percent of the outstanding Common Stock are required to file reports detailing their ownership and changes of ownership in such Common Stock, and to furnish the Company with copies of all such reports. Based solely on its review of the copies of such reports received during or with respect to the fiscal year ended December 31, 2000, the Company believes that during the year ended December 31, 2000, all of its officers, directors and stockholders owning in excess of ten percent of the Company's outstanding Common Stock have complied with the reporting requirements.


--------------------------------------------------------------------------------
                                  OTHER MATTERS
--------------------------------------------------------------------------------

     The Board of Directors is not aware of any business to come before the Meeting other than those matters described above in this Proxy Statement. However, if any other matters should properly come before the Meeting, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the judgment of the person or persons voting the proxies.

--------------------------------------------------------------------------------
                                  MISCELLANEOUS
--------------------------------------------------------------------------------

     The cost of soliciting proxies will be borne by the Company. In addition to the solicitation of proxies by mail, Morrow & Co., a proxy soliciting firm, will assist the Company in soliciting proxies for the meeting and will be paid a fee of approximately $4,000, plus reimbursement for out-of-pocket expenses. Proxies may also be solicited personally or by telephone or telegraph by directors, officers and regular employees of the Company and the Bank, without additional compensation therefor. The Company will also request persons, firms and corporations holding shares in their names, or in the name of their nominees, which are beneficially owned by others, to send proxy materials to and obtain proxies from such beneficial owners, and will reimburse such holders for their reasonable expenses in doing so.

     The Company's Annual Report to Stockholders for the year ended December 31, 2000, including financial statements, is being mailed to all stockholders of record as of the Record Date. Any stockholder who has not received a copy of such Annual Report may obtain a copy by writing to the Secretary of the Company. Such Annual Report is not to be treated as a part of the proxy solicitation material nor as having been incorporated herein by reference.

--------------------------------------------------------------------------------
                              STOCKHOLDER PROPOSALS
--------------------------------------------------------------------------------

     In order to be eligible for inclusion in the Company's proxy materials for next year's Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the Company's main office at 201 Market Street, Wilmington, North Carolina 28401, no later than November 20, 2001. Any such proposal shall be subject to the requirements of the proxy rules adopted under the 1934 Act.

     Stockholder proposals to be considered at the Annual Meeting, other than those submitted pursuant to the Exchange Act, must be stated in writing and filed with the Secretary of the Company, not less than twenty days prior to the date of the Annual Meeting.

                                        BY ORDER OF THE BOARD OF DIRECTORS



                                        Linda B. Garland
                                        Vice President and Secretary

Wilmington, North Carolina
March 20, 2001

--------------------------------------------------------------------------------
                           ANNUAL REPORT ON FORM 10-K
--------------------------------------------------------------------------------

       A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2000 AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS AS OF THE RECORD DATE UPON WRITTEN REQUEST TO THE SECRETARY, COOPERATIVE BANKSHARES, INC., P.O. BOX 600, WILMINGTON, NORTH CAROLINA 28402.
--------------------------------------------------------------------------------

                                                                      Appendix A
                             AUDIT COMMITTEE CHARTER
                          COOPERATIVE BANKSHARES, INC.

I.   PURPOSE

The Audit Committee will assist the Board of Directors in fulfilling its oversight responsibilities. The Audit Committee will review the financial reporting process, the system of internal controls, the audit process, and the company's process for monitoring compliance with laws and regulations. In performing its duties, the Committee will maintain effective working relationships with the Board of Directors, management and the internal and external auditors.

II.  STRUCTURE & MEMBERSHIP REQUIREMENTS

The Audit Committee shall be comprised of three or more directors as determined by the Board, each of who shall be independent directors, and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the committee. All members of the Committee shall have a working familiarity with basic finance and accounting practices as interpreted by the Board. The members of the Committee may designate a Chair by majority of the full Committee membership. The Committee shall meet at least 4 times annually, or more frequently as circumstances dictate.

III. RESPONSIBILITIES

A.   Documents/Reports Review

1. Review the Bank's annual financial statements and any certification, report, opinion or review rendered by the independent accountants.

2. A member of the Audit Committee will have quarterly communications with the independent accountants and a representative of the Accounting Department concerning matters of the types described in SAS No. 61 identified in connection with interim reviews. This discussion should be prior to the filing of the Form 10-Q or if that is not possible, the communication should be made as soon as possible.

3. Review any amendments or adjustments including the cause, to any reports or financial information submitted to any governmental body or the public.

4. Review the regular internal reports to management prepared by the internal auditing department and management's response.

B.   Independent Accountants

1. Recommend to the Board of Directors the selection of the independent accountants, considering independence and effectiveness and approve the fees and other compensation to be paid to the independent accountants. On an annual basis, the Committee should review and discuss with the accountants all significant relationships the accountants have with the Bank to determine the accountants' independence.

2. Review the performance of the independent accountants and approve any proposed discharge of the independent accountants when circumstances warrant.

3. Periodically consult the independent accountants out of the presence of management about internal controls and the fullness and accuracy of the organization's financial statements.

C.   Financial Reporting Processes

1. In consultation with the independent accountants and the internal auditors, review the integrity of the organization's financial reporting processes, both internal and external.

2.   Consider  the  independent  accountants'  judgments  about the  quality and
     appropriateness   of  the  Bank's  accounting   principles  and  underlying
     estimates as applied in its financial reporting.

3. Consider and approve, if appropriate, major changes to the Bank's auditing and accounting principles and practices as suggested by the independent accountants, management, or the internal auditing department.

D.   Process Improvement

1. Establish regular and separate systems of reporting to the Audit Committee by each of management, the independent accountants and the internal auditors regarding any significant judgments made in management's preparation of the financial statements and the view of each as to appropriateness of such judgments.

2. Following completion of the annual audit, review separately with each of management, the independent accountants and the internal auditing department any significant difficulties encountered during the course of the audit, including any restrictions of the scope of work or access to required information.

3. Review any significant disagreement among management and the independent accountants or the internal auditing department in connection with the preparation of the financial statements.

4. Review with the independent accountants, the internal auditing department and management the extent to which changes or improvements in financial or accounting practices, as approved by the Audit Committee, have been implemented.

E.   Legal Compliance

1.   Review  activities,   organizational  structure,   qualifications,   salary
     adjustments and performance evaluations of the internal audit department.

2.   Review legal compliance matters including investment trading policies.

3. Review any legal matter that could have a significant impact on the organization's financial statements.

4. Perform any other activities consistent with this Charter, the Bank's By-laws and governing law, as the Committee or the Board deems necessary or appropriate.

Review this charter annually.

                                 REVOCABLE PROXY
                          COOPERATIVE BANKSHARES, INC.
                           Wilmington, North Carolina

--------------------------------------------------------------------------------
                         ANNUAL MEETING OF STOCKHOLDERS
                                 APRIL 27, 2001
--------------------------------------------------------------------------------

     The undersigned hereby appoints Paul G. Burton, H. Thompson King and R. Allen Rippy of Cooperative Bankshares, Inc. (the "Company") with full powers of substitution, to act as proxies for the undersigned to vote all shares of the Company's common stock, $1.00 par value, which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held at the Four Points Hotel by Sheraton, 5032 Market Street, Wilmington, North Carolina, on Friday, April 27, 2001 at 11:00 a.m., and at any and all adjournments thereof, as follows:

                                                                         VOTE
                                                           FOR          WITHHELD
                                                           ---          --------
         1.       The election as directors of the
                  nominees listed below (except as
                  marked to the contrary below).           [  ]          [  ]

                  James D. Hundley, M.D.
                  O. Richard Wright, Jr.
                  Russell M. Carter

                  INSTRUCTION: TO WITHHOLD YOUR VOTE FOR ANY INDIVIDUAL NOMINEE, INSERT THAT NOMINEE'S NAME ON THE LINE
                  PROVIDED BELOW.

                  ________________________________


       The Board of Directors recommends a vote "FOR" nominees listed above.

--------------------------------------------------------------------------------
THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY SHALL BE VOTED FOR EACH OF THE NOMINEES LISTED ABOVE. IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY AS DETERMINED BY A MAJORITY OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING. THIS PROXY CONFERS DISCRETIONARY AUTHORITY ON THE HOLDERS THEREOF TO VOTE WITH RESPECT TO THE ELECTION OF ANY PERSON AS DIRECTOR WHERE THE NOMINEE IS UNABLE TO SERVE OR FOR GOOD CAUSE WILL NOT SERVE AND MATTERS INCIDENT TO THE CONDUCT OF THE 2001 ANNUAL MEETING.
--------------------------------------------------------------------------------

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS


     Should the undersigned be present and elect to vote at the Meeting or at any adjournment thereof and after notification to the Secretary of the Company at the Meeting of the stockholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect.

     The undersigned acknowledges receipt from the Company prior to the execution of this proxy of the Notice of Annual Meeting, the Proxy Statement, and the Company's Annual Report to Stockholders for the Fiscal Year Ended December 31, 2000. The undersigned hereby revokes any and all proxies heretofore given with respect to the undersigned's shares of the Company's Common Stock.

Dated: ________________________, 2001



--------------------------------------    --------------------------------------
PRINT NAME OF STOCKHOLDER                 PRINT NAME OF STOCKHOLDER


--------------------------------------    --------------------------------------
SIGNATURE OF STOCKHOLDER                  SIGNATURE OF STOCKHOLDER


Please sign exactly as your name appears on the envelope in which this card was mailed. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.



PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE.